UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
___________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 12, 2026
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MONGODB, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware		001-38240	26-1463205
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway,	38th Floor
New York,	NY		10019
(Address of Principal Executive Offices)			(Zip Code)
646-727-4092
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MDB	The Nasdaq Stock Market LLC
(Nasdaq Global Market)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Interim President and Chief Executive Officer

As previously disclosed in the Current Report on Form 8-K filed by MongoDB, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on September 28, 2026, the Board of Directors of the Company (the “Board”) appointed Dev Ittycheria as the Interim President and Chief Executive Officer of the Company, effective September 28, 2026. In connection with his appointment, on October 14, 2026, Mr. Ittycheria entered into an employment agreement with the Company, effective as of September 28, 2026 (the “Effective Date”) (the “Employment Agreement”), that entitles him to receive (i) an annual base salary of $500,000; (ii) a one-time sign-on cash bonus of $500,000 and (iii) a target cash bonus opportunity of 70% of his annual base salary ($350,000), based on the achievement of Company performance goals, prorated for fiscal year 2027 (and, if applicable, fiscal year 2028) based on his period of service as Interim President and Chief Executive Officer, and payable without regard to whether he remains employed on the payment date.

The Company will grant to Mr. Ittycheria restricted stock units (“RSUs”) under the Company’s Amended and Restated 2016 Equity Incentive Plan (the “2016 Plan”) with a grant value of $15,000,000 (with the number of RSUs to be based on the 30-trading-day volume-weighted average price of the Company’s common stock on the Nasdaq Global Market for the period ending October 9, 2026, rounded up to the nearest whole share). The RSUs will vest in four equal quarterly installments on January 1, 2027, April 1, 2027, July 1, 2027 and October 1, 2027, such that 100% of the RSUs will have vested on October 1, 2027, subject to Mr. Ittycheria’s continued service through each vesting date.

Under the Employment Agreement, upon a termination of Mr. Ittycheria’s employment by the Company without “cause” or by Mr. Ittycheria for “good reason” (each as defined in the Employment Agreement), subject to his execution and non-revocation of a release of claims in favor of the Company, Mr. Ittycheria will be eligible to receive (i) continued payment of his base salary for 12 months following termination and (ii) payment of COBRA premiums for up to 18 months following termination. If such termination occurs in connection with, or within the three months prior to or 12 months following, a “change in control” (as defined in the 2016 Plan), Mr. Ittycheria will also be entitled to receive (i) an amount equal to 12 months of his “cash eligible” annual target bonus, (ii) any earned but unpaid annual bonus for the preceding fiscal year, (iii) a prorated annual bonus for the fiscal year of termination, based on the greater of target and actual performance, (iv) full accelerated vesting of his outstanding time-based equity awards and (v) accelerated vesting of his outstanding performance-based equity awards, based on the greater of target and actual performance.

Upon a termination due to death or disability while Mr. Ittycheria is providing service to the Company, then the RSUs described above and all other outstanding equity awards will automatically vest.

Mr. Ittycheria will provide continuous service to the Company in some capacity for at least twelve (12) months following a new CEO’s start date, and such continuous service will not terminate before April 1, 2028.

Mr. Ittycheria will also be eligible to participate in the compensation and benefit programs generally available to the Company’s executive officers. Mr. Ittycheria will not receive additional compensation for his service as a member of the Board.

The Employment Agreement supersedes and replaces the advisory agreement between Mr. Ittycheria and the Company, dated October 29, 2025 and effective November 10, 2025 (the “Advisory Agreement”), as previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on November 3, 2025 and filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended October 31, 2025. As of the Effective Date, the Advisory Agreement will have no further force or effect. Mr. Ittycheria’s previously granted equity awards will continue to be governed by the terms of the applicable equity incentive plan and award agreements, and will continue to vest in accordance with their terms, subject to his continued service.

A copy of the Employment Agreement will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ending October 31, 2026. The above summary of the Employment Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the Employment Agreement.

Retention Award to Chief Financial Officer

On October 12, 2026, the Compensation Committee approved a one-time retention award to Michael Berry, the Company’s Chief Financial Officer. In connection with his one-time retention award, Mr. Berry executed a Retention Agreement (the “Retention Agreement”) on October 14, 2026. The Company will grant to Mr. Berry service-vesting RSUs under the 2016 Plan with a grant value of $10,000,000 (with the number of RSUs to be based on the 30-trading-day volume-weighted average price of the Company’s common stock on the Nasdaq Global Market for the period from August 28, 2026 to October 9, 2026, rounded up to the nearest whole share). The RSUs will vest in three equal installments on each of April 1, 2027, October 1, 2027 and April 1, 2028, subject to Mr. Berry’s continued service through each such vesting date. The RSUs will vest in full upon a termination of Mr. Berry’s service by the Company without “cause” or by Mr. Berry for “good reason,” subject to his execution and non-revocation of a release of claims in favor of the Company.

A copy of the Retention Agreement will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ending October 31, 2026. The above summary of the Retention Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the Retention Agreement.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONGODB, INC.

Dated: October 15, 2026	By:	/s/ Andrew Stephens
Name: Andrew Stephens Title: Chief Legal Officer and Secretary